EXHIBIT 99.4

LETTER OF TRANSMITTAL

CNF Inc.

Offer for All Outstanding

6.70% Senior Debentures due 2034
in Exchange for
6.70% Senior Debentures due 2034
Which Have Been Registered Under
the Securities Act of 1933, As Amended,
Pursuant to the Prospectus dated                             , 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                         , 2004, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver to:     The Bank of New York, Exchange Agent

By Facsimile:	By Registered or Certified Mail:	By Hand or Overnight Delivery:
(212) 298-1915 Attention: Reorganization Unit Confirm by Telephone: (212) 815-	The Bank of New York Corporate Trust Operation Reorganization Unit 101 Barclay Street — 7 East New York, NY 10286 Attention:	The Bank of New York Corporate Trust Operation Reorganization Unit 101 Barclay Street — 7 East New York, NY 10286 Attention:

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile to a number other than as set forth above, will not constitute a valid delivery.

      The undersigned acknowledges that he or she has received and reviewed the prospectus dated                     , 2004 (the “Prospectus”), of CNF Inc., a Delaware corporation (“CNF”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute CNF’s offer (the “Exchange Offer”), to exchange an aggregate principal amount of up to $300.0 million of its 6.70% Senior Debentures due 2034 which have been registered under the Securities Act of 1933, as amended, (individually a “Debenture” and collectively, the “Debentures”), for a like principal amount at maturity of CNF’s issued and outstanding 6.70% Senior Debentures due 2034 (individually an “Old Debenture” and collectively, the “Old Debentures”) from the registered holders thereof. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

      For each Old Debenture accepted for exchange, the holder of such Old Debenture will receive a New Debenture having a principal amount equal to the principal amount at maturity of the surrendered Old Debenture. The New Debentures will bear interest from the most recent date to which interest has been paid on the Old Debentures, or if no interest has been paid, from                     , 2004. Accordingly, registered holders of New Debentures on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Debentures. The Old Debentures accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Debentures whose Old Debentures are accepted for exchange will not receive any payment in respect of accrued interest on such Old Debentures otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer.

      This Letter of Transmittal is to be completed by a holder of Old Debentures either if certificates for such Old Debentures are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer-Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered. HOLDERS OF OLD DEBENTURES WHO HAVE PREVIOUSLY VALIDLY DELIVERED A LETTER OF TRANSMITTAL IN CONJUNCTION WITH A VALID TENDER OF OLD DEBENTURES FOR EXCHANGE PURSUANT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS UNDER THE HEADING “THE EXCHANGE OFFER” ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION TO RECEIVE NEW DEBENTURES. HOLDERS OF OLD DEBENTURES WHO HAVE PREVIOUSLY VALIDLY TENDERED OLD DEBENTURES FOR EXCHANGE OR WHO VALIDLY TENDER OLD DEBENTURES FOR EXCHANGE IN ACCORDANCE WITH THIS LETTER OF TRANSMITTAL MAY WITHDRAW ANY OLD DEBENTURES SO TENDERED AT ANY TIME PRIOR TO THE EXPIRATION DATE. SEE THE PROSPECTUS UNDER THE HEADING “THE EXCHANGE OFFER” FOR A MORE COMPLETE DESCRIPTION OF THE TENDER AND WITHDRAWAL PROVISIONS. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that CNF may enforce this Letter of Transmittal against such participant. Holders of Old Debentures whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Debentures into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Debentures according to the guaranteed delivery procedures set forth in “The Exchange Offer-Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1.

      DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      The method of delivery of Old Debentures, Letters of Transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or Old Debentures should be sent to CNF.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Old Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Debentures should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD DEBENTURES	1	2	3

Aggregate
		Principal	Principal
Name(s) and Address(es) of Registered Holder(s)	Certificate	Amount of	Amount
(Please fill in, if blank)	Number(s)*	Old Debenture(s)	Tendered**

Total

* Need not be completed if Old Debentures are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Debentures represented by the Old Debentures indicated in column 2. See Instruction 2. Old Debentures tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

      By crediting the Old Debentures to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the Old Debentures acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Debentures all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number

Transaction Code Number

Name of Tendering Institution

☐	CHECK HERE IF TENDERED OLD DEBENTURES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Debentures. If the undersigned is a broker-dealer that will receive New Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a copy of the Prospectus in connection with any resale of such New Debentures; however, by so acknowledging and by delivering such Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to CNF the aggregate principal amount at maturity of Old Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, CNF all right, title and interest in and to such Old Debentures as are being tendered hereby.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old Debentures, with full power of substitution, among other things, to cause the Old Debentures to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Debentures, and to acquire New Debentures issuable upon the exchange of such tendered Old Debentures, and that, when the same are accepted for exchange, CNF will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by CNF. The undersigned hereby further represents that any New Debentures acquired in exchange for Old Debentures tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Debentures, whether or not such person is the undersigned, that neither the Holder of such Old Debentures nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Debentures and that neither the holder of such Old Debentures nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of CNF.

      The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Debentures issued pursuant to the Exchange Offer in exchange for the Old Debentures may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of CNF within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Debentures are acquired in the ordinary course of such holders’ business, such holders are not holding any Old Debentures that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, and such holders have no arrangement with any person to participate in the distribution of such New Debentures. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Debentures and has no arrangement or understanding to participate in a distribution of New Debentures. If any holder is an affiliate of CNF, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Debentures to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Debentures for its own account in exchange for Old Debentures, it represents that the Old Debentures to be exchanged for the New Debentures were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a copy of the Prospectus in connection with any resale of such New Debentures; however, by so acknowledging and by delivering such Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

      The undersigned will, upon request, execute and deliver any additional documents deemed by CNF to be necessary or desirable to complete the sale, assignment and transfer of the Old Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal Rights” section of the Prospectus.

      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the New Debentures (and, if applicable, substitute certificates representing Old Debentures for any Old Debentures not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Debentures, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Debentures (and, if applicable, substitute certificates representing Old Debentures for any Old Debentures not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Debentures.”

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD DEBENTURES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

   To be completed ONLY if certificates for Old Debentures not exchanged and/or New Debentures are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if Old Debentures delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: New Debentures and/or Old Debentures to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

(Complete Substitute Form W-9)

☐	Credit unexchanged Old Debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility
Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

   To be completed ONLY if certificates for Old Debentures not exchanged and/or New Debentures are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled “Description of Old Debentures” on this Letter of Transmittal above.

Mail: New Debentures and/or Old Debentures to:

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD DEBENTURES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER OLD DEBENTURES FOR EXCHANGE, HOLDERS OF OLD

DEBENTURES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

      Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 10.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Substitute Form W-9 on reverse side)

X X (Signature(s) of Owner)	-----------------------------, 2004 -----------------------------, 2004 (Date)

Area Code and Telephone Number:

      This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Debentures hereby tendered or on a security position, on listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

_____________________________________________________________________

(Please Type or Print)

Capacity:

_____________________________________________________________________

Address:

_____________________________________________________________________

(Including Zip Code)

Principal place of business (if different from address listed above):

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Nos.:

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by

an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Dated: ______________________________, 2004

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE
EXCHANGE OFFER FOR THE
6.70% SENIOR DEBENTURES DUE 2034
IN EXCHANGE FOR THE
6.70% SENIOR DEBENTURES DUE 2034
WHICH HAVE BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED,
PURSUANT TO THE PROSPECTUS
Dated                     , 2004

1.	DELIVERY OF THIS LETTER OF TRANSMITTAL AND DEBENTURES; GUARANTEED DELIVERY PROCEDURES.

      This Letter of Transmittal is to be completed by holders of Old Debentures either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that CNF may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old Debentures, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Debentures tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

      Holders whose certificates for Old Debentures are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Debentures pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by CNF (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Debentures and the amount of Old Debentures tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Debentures, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent’s Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Debentures, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent’s Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD DEBENTURES ARE SENT BY MALL, IT IS SUGGESTED THAT THE MAILING BE REGISTERED MAIL, PROPERLY INSURED, WITH RETURN

RECEIPT REQUESTED, MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

      See “The Exchange Offer” section of the Prospectus.

2.	PARTIAL TENDERS (NOT APPLICABLE TO DEBENTURE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

      If less than all of the Old Debentures evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Debentures to be tendered in the box above entitled “Description of Old Debentures — Principal Amount at Maturity Tendered.” A reissued certificate representing the balance of non tendered Old Debentures will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Old Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

      If this Letter of Transmittal is signed by the Holder of the Old Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Old Debentures without any change whatsoever.

      If any tendered Old Debentures are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

      If any tendered Old Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

      When this Letter of Transmittal is signed by the registered holder or holders of the Old Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Debentures are to be issued, or any untendered Old Debentures are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

      If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by CNF, proper evidence satisfactory to CNF of their authority to so act must be submitted.

      ENDORSEMENTS ON CERTIFICATES FOR OLD DEBENTURES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN “ELIGIBLE INSTITUTION”).

      SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD DEBENTURES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD DEBENTURES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC’S SYSTEM WHOSE NAME APPEARS ON A

SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD DEBENTURES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.	SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      Tendering holders of Old Debentures should indicate in the applicable box the name and address to which New Debentures issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Debentures not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Debenture holders tendering Old Debentures by book-entry transfer may request that Old Debentures not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Old Debentures not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.	TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

      Federal income tax law generally requires that a tendering holder whose Old Debentures are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to the applicable rate of the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

      To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the “Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

      If the holder does not have a TIN, such holder should consult the enclosed Form W-9 Specific Instructions (the “W-9 Specific Instructions”) for instructions on applying for a TIN and apply for and receive a TIN prior to submitting the Form W-9. If the holder does not provide such holder’s TIN to the Exchange Agent by the time of payment, backup withholding will begin and continue until the holder furnishes the holder’s TIN to the Exchange Agent.

      If the Old Debenture is held in more than one name or is not in the name of the actual owner, consult the W-9 Specific Instructions for information on which TIN to report.

      Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should check the “Exempt from backup withholding” box on the Form W-9. See the W-9 Specific Instructions for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate and properly completed Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, “Certificate of Foreign Status,” as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent or the IRS at its internet website: www.irs.gov.

      CNF reserves the right in its sole discretion to take whatever steps are necessary to comply with CNF’s obligations regarding backup withholding.

6.	TRANSFER TAXES.

      CNF will pay all transfer taxes, if any, applicable to the transfer of Old Debentures to it or its order pursuant to the Exchange Offer. If, however, New Debentures and/or substitute Old Debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Debentures tendered hereby, or if tendered Old Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Debentures to CNF or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD DEBENTURES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7.	WAIVER OF CONDITIONS.

      CNF reserves the right (in its reasonable discretion) to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.	NO CONDITIONAL TENDERS; DEFECTS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Debentures, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Debentures for exchange.

      Neither CNF, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Debentures nor shall any of them incur any liability for failure to give any such notice.

9.	MUTILATED, LOST, STOLEN OR DESTROYED OLD DEBENTURES.

      Any holder whose Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	WITHDRAWAL RIGHTS.

      Tenders of Old Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

      For a withdrawal of a tender of Old Debentures to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Debentures to be withdrawn (the “Depositor”), (ii) identify the Old Debentures to be withdrawn (including certificate number or numbers and the principal amount at maturity of such Old Debentures), (iii) contain a statement that such holder is withdrawing such holder’s election to have such Old Debentures exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Debentures were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Debentures register the transfer of such Old Debentures in the name of the person withdrawing the tender and (v) specify the name in which such Old Debentures are registered, if different from that of the Depositor. If Old Debentures have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Debentures and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by CNF, whose determination shall be final and binding on all parties. Any Old Debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Debentures will be issued with respect thereto unless the Old Debentures so withdrawn are validly retendered. Any Old Debentures that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Debentures tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in “The Exchange Offer — Book-Entry Transfers” section of the Prospectus, such Old Debentures will be credited to an account maintained with DTC for the Old Debentures) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Debentures may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

11.	REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD DEBENTURES

(SEE INSTRUCTION 5)

PAYOR’S NAME: The Bank of New York

SUBSTITUTE FORM W-9	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	--------------------------------------- Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service	Part II — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Instructions)
Payor’s Request for Taxpayer Identification Number (TIN)

Part III — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including U.S. resident alien).

The IRS does not require your consent to any provision of this document other than the certifications required of avoid backup withholding.

Signature:	Date:

You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold at the applicable rate of all cash payments made to me thereafter until I provide a number.

Signature ________________________________________________  Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING AT THE APPLICABLE RATE OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

The Bank of New York

By Mail, Hand, or Overnight Delivery:

The Bank of New York

Corporate Trust Operations
Reorganization Unit
101 Barclay Street — 7 East
New York, NY 10286
Attention:

By Facsimile:

(212) 298-1915

Confirm by Telephone:

(212) 815-

Attention: